MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND   TWO WORLD TRADE CENTER,
LETTER TO THE SHAREHOLDERS APRIL 30, 1999         NEW YORK, NEW YORK 10048

DEAR SHAREHOLDER:

During the twelve-months period ended April 30, 1999, fixed-income markets reaped the benefits of low inflation and solid economic news. For the first half of the period, fallout from Asian economic concerns translated into lower prices for goods and services as well as lower borrowing costs at home. During the summer and early fall, interest rates on Treasuries with maturities from one to five years fell below 4 percent, driven lower by serious concerns over Russia, Latin America and the near collapse of a major hedge fund. These events, combined with a correction in the stock market, caused a divergence of corporate, mortgage and even agency yields from Treasury yields. Beginning in August and continuing for the remainder of calendar year 1998, a flight to quality spurred investors out of other investments and into Treasuries, prompting a rapid evaporation of liquidity and a rise in yield for virtually all corporate bonds. With credit harder to obtain and fears that the "Asian contagion" would finally put stress on our domestic economy, the Federal Reserve reduced the federal-funds rate in three steps from 5.50 percent to 4.75 percent. Subsequently, credit availability improved and interest rates on Treasuries rose as monetary policy shifted from an emphasis on fighting inflation to averting recession.

As 1999 began, renewed confidence in the economy's vitality, coupled with an improving international environment, paved the way for a reversal of the earlier flight to quality. Higher-yielding fixed-income investments, including corporates and mortgage-backed issues, reclaimed ground against Treasuries, reversing much of the yield disparity experienced in 1998. Continued economic expansion at home and abroad influenced commodity prices. Once again the specter of a Fed tightening took hold as investors pondered the prospect of rising inflation in such an environment. On April 30, 1999, two- and five-year Treasuries yielded 5.06 percent and 5.21 percent, respectively. Although

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1999, CONTINUED

these rates were close to 0.50 percentage points lower in yield than one year earlier, they were more than 0.50 percentage points higher than they were on December 31, 1998.

PERFORMANCE

For the fiscal year ended April 30, 1999, Morgan Stanley Dean Witter Short-Term Bond Fund returned 6.00 percent versus 5.15 percent for the Lipper Short Investment-Grade Debt Funds Index and 6.56 percent for the Lehman Brothers Mutual Fund Short (one- to five-year) Investment Grade Debt Index. The Fund's performance during the period was primarily driven by the decline in interest rates over the twelve-month period. Also contributing to performance was the Fund's ability to invest in higher-yielding fixed-income market sectors. Please note that through December 31, 1998, the Fund's investment manager assumed all expenses except brokerage fees. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from its inception on January 10, 1994, through the fiscal year ended April 30, 1999, versus similar investments in the Lipper and Lehman Brothers indexes.

PORTFOLIO

On April 30, 1999, approximately 52.2 percent of the Fund's portfolio was invested in corporate securities, 33.6 percent in U.S. agencies, and 9.1 percent in mortgage-backed securities. The remaining 5.1 percent was held in temporary reserves. During the fiscal year, assets grew by more than 70 percent, to approximately $186 million. Beginning in late 1998, historically large yield incentives for corporate bonds over U.S. government issues encouraged the Fund to shift its allocation in favor of these securities over other asset classes. As a result, additional reserves were committed to this sector while funds for redemptions were primarily raised through sales of U.S. Treasuries and agencies.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    Growth of $10,000
    ($ in Thousands)

                                 Fund              Lehman(3)  Lipper(4)
January-1994                  $10,000                $10,000    $10,000
April-1994                     $9,799                 $9,726     $9,830
April-1995                    $10,265                $10,412    $10,238
April-1996                    $11,018                $11,268    $10,976
April-1997                    $11,666                $12,026    $11,667
April-1998                    $12,484                $13,008    $12,473
April-1999                 $13,234(2)                $13,864    $13,115
Average Annual Total Re-
turns
                                             Since Inception
1 Year                        5 Years              (1/10/94)
6.00 (1)                     6.19 (1)               5.43 (1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2) Closing value assuming a complete redemption on April 30, 1999.
(3) The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Index measures all investment-grade corporate debt securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Short Investment Grade Debt Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1999, CONTINUED

To provide for liquidity needs, cash reserves are being allowed to accumulate to as much as 5 percent of assets.

With the recent market environment favoring stable to higher interest rates, the Fund has reduced the average maturity for bonds held in the portfolio from 2.37 years on April 30, 1998, to 1.93 years at April 30, 1999. We expect that this average maturity will remain below two years until the potential for lower interest rates improves. The Fund's average maturity, including temporary reserves, declined from 2.16 years on April 30, 1998, to 1.83 years on April 30, 1999.

CORPORATE SECURITIES

Within the corporate sector, the average maturity was reduced to 1.94 years as of April 30, 1999, from 2.05 years twelve months earlier. Ample supplies of fresh corporates, followed by the flight to quality in the second half of 1998, created numerous opportunities for the Fund to invest new subscriptions in attractively priced corporate bonds. During the period the Fund was continuously on the alert for value among out-of-favor credits, adding Lehman, Capital One Bank, Equistar, Petroleum Geo-Services, Ikon Capital and Service Corp. prior to their gaining wider sponsorship.

While purchases throughout the period were made among all corporate sectors, the Fund's allocations to telephones, banks and yankee bonds (dollar-denominated bonds issued in the U.S. by foreign entities) increased while finance and industrials declined. On April 30, 1999, the Fund held 55 investment-grade corporate issues with an average credit rating of Baa1.

U.S. GOVERNMENT SECURITIES

As of April 30, 1999, the U.S. government component of the Fund was diversified with 59 percent in U.S. agency securities, 19.8 percent in strips (Treasury bonds whose two components, interest and repayment of principal, are separated and sold individually as zero-coupon bonds) and 21.2 percent in mortgage-backed securities. As short-term interest rates started to rise in late 1998 the Fund began to reallocate out of U.S. Treasuries into agencies and mortgage-backed securities because of the substantial yield incentives available in them.

GLOBAL BONDS

During the twelve-months period ended April 30, 1999, the Fund's investments were restricted to U.S.-dollar-denominated securities. The Fund currently anticipates continuing this investment strategy, because it holds a constructive outlook for the U.S. dollar against most other world currencies.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1999, CONTINUED

LOOKING AHEAD

Corporate America admirably weathered the international economic turmoil that occurred during the latter half of 1998, largely due to the Federal Reserve Board's accommodative monetary policy. Now, as the Fund enters a new fiscal year, we believe that the fundamentally sound U.S. economy and the relative calm on the international economic front require no further assistance from lower interest rates. As a result, short and intermediate interest rates have returned to a more traditional relationship with overnight rates.

With a strong equity market and the economy at virtually full employment, investors are once again on an inflation watch. While commodity prices have recently increased, productivity improvements have suppressed inflation to date. However, the beginnings of a worldwide recovery could stimulate pricing pressure in consumer goods. For the time being, economic uncertainty still pervades much of the global marketplace. And while unrelenting growth in the U.S. economy may make Federal Reserve officials more cautious, we do not anticipate a reversal of current policy in the near future.

On May 1, 1999, Mitchell M. Merin was named President of the Morgan Stanley Dean Witter Funds. Mr. Merin is also the President and Chief Operating Officer of Asset Management of Morgan Stanley Dean Witter & Co. and President, Chief Executive Officer and Director of Morgan Stanley Dean Witter Advisors Inc., the Fund's Investment Manager. He also serves as Chairman, Chief Executive Officer and Director of Morgan Stanley Dean Witter Distributors Inc. and Morgan Stanley Dean Witter Trust FSB.

We appreciate your ongoing support of Morgan Stanley Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

                  [SIGNATURE]             [SIGNATURE]
          CHARLES A. FIUMEFREDDO          MITCHELL M. MERIN
          CHAIRMAN OF THE BOARD           PRESIDENT

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1999

PRINCIPAL
AMOUNT IN                                                                        COUPON       MATURITY
THOUSANDS                                                                         RATE          DATE            VALUE
-------------------------------------------------------------------------------------------------------------------------
         CORPORATE BONDS (52.2%)
         CABLE TELEVISION (2.0%)
$   1,000 Century Communications Corp...........................................  9.75%       02/15/02       $  1,055,000
    2,000 Cox Communications, Inc...............................................  6.375       06/15/00          2,015,680
      800 Rogers Cablesystems, Ltd..............................................  9.625       08/01/02            858,000
                                                                                                             ------------
                                                                                                                3,928,680
                                                                                                             ------------
         CASINO/GAMBLING (0.6%)
    1,000 Circus Circus Enterprises, Inc........................................  9.25        12/01/05          1,043,520
                                                                                                             ------------
         CELLULAR TELEPHONE (1.1%)
    2,000 AirTouch Communications, Inc..........................................  7.125       07/15/01          2,054,800
                                                                                                             ------------
         DEPARTMENT STORES (1.5%)
    3,000 Dillard's Inc.........................................................  5.79        11/15/01          2,980,500
                                                                                                             ------------
         DIVERSIFIED MANUFACTURING (1.1%)
    2,290 Tyco International Group SA (Luxembourg)..............................  6.125       06/15/01          2,304,725
                                                                                                             ------------
         DRUGSTORE CHAINS (1.1%)
    2,000 Rite Aid Corp. - 144A*................................................  5.50        12/15/00          1,982,340
                                                                                                             ------------
         ELECTRIC UTILITIES (6.9%)
    1,000 Cinergy Corp. - 144A*.................................................  6.125       04/15/04            992,380
    1,500 Commonwealth Edison Co................................................  6.50        04/15/00          1,511,265
    1,000 Consolidated Edison Co.
           New York, Inc.......................................................   7.375       09/15/00          1,022,700
      370 Consumers Energy Co...................................................  8.875       11/15/99            376,801
    3,000 CSW Investments - 144A* (United Kingdom)..............................  6.95        08/01/01          3,057,120
    1,000 Detroit Edison Co.....................................................  5.93        02/01/01          1,003,650
    1,000 Illinois Power Co.....................................................  5.625       04/15/00            999,120
    1,000 Niagara Mohawk Power Co...............................................  7.125       07/01/01          1,012,800
    1,000 Ohio Edison Co........................................................  6.875       09/15/99          1,005,440
    2,000 Texas Utilities Electric Co...........................................  8.125       02/01/02          2,109,340
                                                                                                             ------------
                                                                                                               13,090,616
                                                                                                             ------------
         ENGINEERING & CONSTRUCTION (0.5%)
    1,000 Korea Development Bank................................................  6.50        11/15/02            973,190
                                                                                                             ------------
         ENVIRONMENTAL SERVICES (1.2%)
    2,370 USA Waste Services, Inc...............................................  6.125       07/15/01          2,375,664
                                                                                                             ------------
         FINANCE - AUTOMOTIVE (1.2%)
    2,100 General Motors Acceptance Corp........................................  6.875       07/15/01          2,148,111
                                                                                                             ------------
         FINANCE COMPANIES (1.1%)
    2,000 Bombardier Capital Inc. - 144A*.......................................  6.00        01/15/02          1,986,720
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                        COUPON       MATURITY
THOUSANDS                                                                         RATE          DATE            VALUE
-------------------------------------------------------------------------------------------------------------------------
         FOOD CHAINS (1.1%)
$   2,000 Kroger Co.............................................................  6.00%       07/01/00       $  2,006,860
                                                                                                             ------------
         FOOD DISTRIBUTORS (1.1%)
    2,000 Supervalu, Inc........................................................  7.25        07/15/99          2,006,780
                                                                                                             ------------
         INDUSTRIAL SPECIALTIES (1.1%)
    2,000 Brascan Ltd...........................................................  7.375       10/01/02          2,011,080
                                                                                                             ------------
         INVESTMENT BANKERS/BROKERS/SERVICES (3.7%)
    2,000 Donaldson, Lufkin & Jenrette, Inc.....................................  5.875       04/01/02          1,993,260
    1,000 Lehman Brothers Holdings, Inc.........................................  7.625       07/15/99          1,003,660
    2,000 Lehman Brothers Holdings, Inc.........................................  6.00        02/26/01          1,992,140
    2,000 Salomon, Inc..........................................................  6.50        03/01/00          2,015,120
                                                                                                             ------------
                                                                                                                7,004,180
                                                                                                             ------------
         LIFE INSURANCE (1.1%)
    2,000 Conseco, Inc..........................................................  6.40        06/15/01          1,981,500
                                                                                                             ------------
         MAJOR BANKS (3.8%)
    2,000 BankAmerica Corp......................................................  6.65        05/01/01          2,035,180
    2,000 Capital One Bank......................................................  7.20        07/19/99          2,006,260
    1,000 Republic New York Corp................................................  8.25        11/01/01          1,056,010
    2,000 Wells Fargo & Co......................................................  6.875       05/10/01          2,045,180
                                                                                                             ------------
                                                                                                                7,142,630
                                                                                                             ------------
         MAJOR U.S. TELECOMMUNICATIONS (3.1%)
    2,000 AT&T Corp.............................................................  5.625       03/15/04          1,976,480
    2,000 MCI WorldCom, Inc.....................................................  6.125       08/15/01          2,009,980
    2,000 Sprint Capital Corp...................................................  5.875       05/01/04          1,976,720
                                                                                                             ------------
                                                                                                                5,963,180
                                                                                                             ------------
         MEDIA CONGLOMERATES (1.1%)
    2,000 News American Holdings, Inc...........................................  7.45        06/01/00          2,033,520
                                                                                                             ------------
         MID - SIZED BANKS (1.1%)
    2,000 Long Island Savings Bank..............................................  6.20        04/02/01          2,004,980
                                                                                                             ------------
         MILITARY/GOV'T/TECHNICAL (1.1%)
    2,000 Raytheon Co...........................................................  6.30        08/15/00          2,014,980
                                                                                                             ------------
         NATURAL GAS DISTRIBUTION (1.0%)
    1,836 Enserch Corp..........................................................  7.00        08/15/99          1,845,584
                                                                                                             ------------
         OIL & GAS PRODUCTION (0.6%)
    1,000 Occidental Petroleum Corp.............................................  8.50        11/09/01          1,042,390
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                        COUPON       MATURITY
THOUSANDS                                                                         RATE          DATE            VALUE
-------------------------------------------------------------------------------------------------------------------------
         OIL/GAS TRANSMISSION (2.2%)
$   2,000 Columbia Energy Group (Series A)......................................  6.39%       11/28/00       $  2,017,120
    2,000 The Williams Companies, Inc...........................................  7.50        09/15/99          2,012,040
                                                                                                             ------------
                                                                                                                4,029,160
                                                                                                             ------------
         OILFIELD SERVICES/EQUIPMENT (0.9%)
    1,500 Petroleum Geo-Services ASA (Norway)...................................  6.25        11/19/03          1,478,040
                                                                                                             ------------
         OTHER CONSUMER SERVICES (1.1%)
    2,000 Service Corp. International...........................................  6.375       10/01/00          2,001,520
                                                                                                             ------------
         PAPER (1.1%)
    2,000 James River Corp......................................................  6.75        10/01/99          2,009,000
                                                                                                             ------------
         PROPERTY - CASUALTY INSURERS (0.6%)
    1,000 NAC Re Corp...........................................................  8.00        06/15/99          1,002,470
                                                                                                             ------------
         RAILROADS (1.7%)
    2,000 Norfolk Southern Corp.................................................  6.875       05/01/01          2,040,700
    1,000 Union Pac Corp........................................................  7.375       05/15/01          1,026,640
                                                                                                             ------------
                                                                                                                3,067,340
                                                                                                             ------------
         RENTAL/LEASING COMPANIES (4.4%)
    2,000 AT&T Capital Co.......................................................  6.25        05/15/01          2,012,720
    1,270 Comdisco, Inc.........................................................  6.50        06/15/00          1,278,928
    2,000 Comdisco, Inc.........................................................  6.13        08/01/01          2,004,240
    2,000 Gatx Capital Corp.....................................................  6.50        11/01/00          2,009,240
    1,000 Hertz Corp............................................................  7.375       06/15/01          1,027,330
                                                                                                             ------------
                                                                                                                8,332,458
                                                                                                             ------------
         SAVINGS & LOAN ASSOCIATIONS (0.9%)
    1,500 Golden West Financial Corp............................................  7.875       01/15/02          1,568,130
                                                                                                             ------------
         WHOLESALE DISTRIBUTORS (1.1%)
    2,000 Ikon Capital Inc......................................................  6.73        06/15/01          1,994,260
                                                                                                             ------------

         TOTAL CORPORATE BONDS
         (IDENTIFIED COST $97,699,138).....................................................................    97,408,908
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                        COUPON       MATURITY
THOUSANDS                                                                         RATE          DATE            VALUE
-------------------------------------------------------------------------------------------------------------------------
         U.S. GOVERNMENT & AGENCY OBLIGATIONS (42.7%)
         DIVERSIFIED FINANCIAL SERVICES (2.2%)
$   2,000 California Infrastructure & Economic Development Bank Special Purpose
           Trust
           SCE - 1 Class A-3...................................................   6.17%       03/25/03       $  2,019,320
    2,000 California Infrastructure & Economic Development Bank
           Special Purpose Trust PG&E - 1 Class A-5............................   6.25        06/25/04          2,025,160
                                                                                                             ------------
                                                                                                                4,044,480
                                                                                                             ------------
         MORTGAGE PASS-THROUGH SECURITIES (9.1%)
    3,450 Federal Home Loan Mortgage Corp. PC Gold..............................  5.50        04/01/03          3,402,408
    6,564 Federal Home Loan Mortgage Corp. PC Gold..............................  6.00    09/01/01-09/01/03     6,583,899
    3,045 Federal Home Loan Mortgage Corp. PC Gold..............................  6.50    05/01/99-09/01/02     3,080,921
    3,810 Federal National Mortgage Assoc.......................................  6.00    10/01/00-12/01/02     3,808,523
                                                                                                             ------------
                                                                                                               16,875,751
                                                                                                             ------------
         U.S. GOVERNMENT AGENCIES (31.4%)
   17,000 Federal Home Loan Banks............................................... 4.66-5.80 12/22/99-10/22/01   16,959,400
    4,000 Federal Home Loan Mortgage Corp....................................... 4.75-5.865 07/16/01-12/14/01    3,962,130
   22,000 Federal National Mortgage Assoc....................................... 4.90-6.22 07/23/99-12/20/01   21,947,215
   12,000 Federal National Mortgage Assoc. Strips...............................  0.00    08/15/01-02/01/02    10,567,840
    4,000 Resolution Funding Corp. Strips.......................................  0.00        10/15/01          3,526,720
    2,000 Tennessee Valley Authority Strips.....................................  0.00        05/01/02          1,696,340
                                                                                                             ------------
                                                                                                               58,659,645
                                                                                                             ------------

         TOTAL U.S. GOVERNMENT & AGENCIES OBLIGATIONS
         (IDENTIFIED COST $79,760,275).....................................................................    79,579,876
                                                                                                             ------------

         SHORT-TERM INVESTMENTS (5.4%)
         U.S. GOVERNMENT AGENCY (a) (5.1)
    9,500 Student Loan Marketing Assoc. (AMORTIZED COST $9,497,467).............  4.80        05/03/99          9,497,467
                                                                                                             ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                        COUPON       MATURITY
THOUSANDS                                                                         RATE          DATE            VALUE
-------------------------------------------------------------------------------------------------------------------------
         REPURCHASE AGREEMENT (0.3%)
$     526 The Bank of New York (dated 04/30/99; proceeds $526,054) (b)
           (IDENTIFIED COST $525,840)..........................................   4.875%      05/03/99       $    525,840
                                                                                                             ------------

         TOTAL SHORT-TERM INVESTMENTS
         (IDENTIFIED COST $10,023,307).....................................................................    10,023,307
                                                                                                             ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $187,482,720) (C)........................................................  100.3 %   187,012,091

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................   (0.3)       (570,497)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 186,441,594
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

 *   Resale is restricted to qualified institutional investors.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $355,837 U.S. Treasury Bond 10.625% due 08/15/15 valued at $540,984.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $411,099, and the aggregate gross unrealized depreciation is $881,728, resulting in net unrealized depreciation of $470,629.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999

ASSETS:
Investments in securities, at value
  (identified cost $187,482,720)..............................................................  $187,012,091
Receivable for:
    Interest..................................................................................     2,475,604
    Shares of beneficial interest sold........................................................     1,589,848
Receivable from affiliate.....................................................................        82,245
Prepaid expenses and other assets.............................................................        34,460
                                                                                                ------------

     TOTAL ASSETS.............................................................................   191,194,248
                                                                                                ------------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased.................................................     2,536,139
    Investments purchased.....................................................................     1,990,060
    Investment management fee.................................................................        82,589
    Dividends to shareholders.................................................................        55,352
Payable to bank...............................................................................        13,854
Accrued expenses and other payables...........................................................        74,660
                                                                                                ------------

     TOTAL LIABILITIES........................................................................     4,752,654
                                                                                                ------------

     NET ASSETS...............................................................................  $186,441,594
                                                                                                ------------
                                                                                                ------------

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $188,908,616
Net unrealized depreciation...................................................................      (470,629)
Accumulated net realized loss.................................................................    (1,996,393)
                                                                                                ------------

     NET ASSETS...............................................................................  $186,441,594
                                                                                                ------------
                                                                                                ------------

NET ASSET VALUE PER SHARE,
  19,651,001 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)...............         $9.49
                                                                                                ------------
                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $10,361,991
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................    1,212,106
Transfer agent fees and expenses...............................................................       71,996
Professional fees..............................................................................       67,793
Shareholder reports and notices................................................................       53,763
Registration fees..............................................................................       44,180
Organizational expenses........................................................................       24,174
Custodian fees.................................................................................       23,266
Trustees' fees and expenses....................................................................       12,239
Other..........................................................................................       11,671
                                                                                                 -----------

     TOTAL EXPENSES............................................................................    1,521,188

Less: amounts waived/reimbursed................................................................     (991,041)
                                                                                                 -----------

     NET EXPENSES..............................................................................      530,147
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    9,831,844
                                                                                                 -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss..............................................................................     (415,018)
Net change in unrealized depreciation..........................................................     (202,190)
                                                                                                 -----------

     NET LOSS..................................................................................     (617,208)
                                                                                                 -----------

NET INCREASE...................................................................................  $ 9,214,636
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR  FOR THE YEAR
                                                                                     ENDED         ENDED
                                                                                   APRIL 30,     APRIL 30,
                                                                                      1999          1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................  $  9,831,844  $  4,134,905
Net realized loss...............................................................      (415,018)     (421,092)
Net change in unrealized depreciation...........................................      (202,190)      353,108
                                                                                  ------------  ------------

     NET INCREASE...............................................................     9,214,636     4,066,921

Dividends from net investment income............................................    (9,831,922)   (4,191,003)

Net increase from transactions in shares of beneficial interest.................    79,359,646    65,571,237
                                                                                  ------------  ------------

     NET INCREASE...............................................................    78,742,360    65,447,155

NET ASSETS:
Beginning of period.............................................................   107,699,234    42,252,079
                                                                                  ------------  ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $0 AND $78,
    RESPECTIVELY)...............................................................  $186,441,594  $107,699,234
                                                                                  ------------  ------------
                                                                                  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund"), formerly Dean Witter Short-Term Bond Fund, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1999, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and were fully amortized as of January 9, 1999.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1999, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period May 1, 1998 through December 31, 1998, the Investment Manager waived its compensation and reimbursed all operating expenses without limitation. For the period January 1, 1999 through December 31, 1999, the Investment Manager will continue to waive its fee and reimburse expenses to the extent they exceed 0.80% of the daily net assets of the Fund. At April 30, 1999, included in the Statement of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 1999 were $173,739,070, and $92,176,851, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $81,530,726 and $49,111,126, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At April 30, 1999, the Fund had transfer agent fees and expenses payable of approximately $1,400.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          APRIL 30, 1999                APRIL 30, 1998
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   63,700,556   $  606,779,742    15,691,994   $149,203,263
Reinvestment of dividends........................................      796,095        7,583,175       323,662      3,075,757
                                                                   -----------   --------------   -----------   ------------
                                                                    64,496,651      614,362,917    16,015,656    152,279,020
Repurchased......................................................  (56,192,124)    (535,003,271)   (9,118,681)   (86,707,783)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    8,304,527   $   79,359,646     6,896,975   $ 65,571,237
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1999, CONTINUED

5. FEDERAL INCOME TAX STATUS

At April 30, 1999, the Fund had a net capital loss carryover of approximately $1,935,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

                 AMOUNT IN THOUSANDS
-----------------------------------------------------
  2003       2004       2005       2006       2007
---------  ---------  ---------  ---------  ---------
$     378  $     501  $     186  $     359  $     511
---------  ---------  ---------  ---------  ---------
---------  ---------  ---------  ---------  ---------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $61,000, during fiscal 1999.

As of April 30, 1999, the Fund had temporary book/tax differences primarily attributable to post-October losses.

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               FOR THE YEAR ENDED APRIL 30,
                  -------------------------------------------------------
                     1999       1998       1997        1996       1995
-------------------------------------------------------------------------

SELECTED PER SHARE DATA:

Net asset value,
 beginning of
 period.......... $     9.49  $    9.50  $    9.54  $     9.46  $    9.62
                       -----  ---------  ---------       -----  ---------

Income from
 investment
 operations:
   Net investment
   income........       0.56       0.65       0.61        0.63       0.77
   Net realized
   and unrealized
   gain (loss)...     --         --          (0.06)       0.05      (0.33)
                       -----  ---------  ---------       -----  ---------

Total income from
 investment
 operations......       0.56       0.65       0.55        0.68       0.44
                       -----  ---------  ---------       -----  ---------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.56)     (0.66)     (0.59)      (0.45)     (0.59)
   Paid-in-capital...     --     --         --           (0.15)     (0.01)
                       -----  ---------  ---------       -----  ---------

Total dividends
 and
 distributions...      (0.56)     (0.66)     (0.59)      (0.60)     (0.60)
                       -----  ---------  ---------       -----  ---------

Net asset value,
 end of period... $     9.49  $    9.49  $    9.50  $     9.54  $    9.46
                       -----  ---------  ---------       -----  ---------
                       -----  ---------  ---------       -----  ---------

TOTAL RETURN+....       6.00%      7.02%      5.88%       7.33%      4.76%

RATIOS TO AVERAGE
NET ASSETS (1):
Expenses.........       0.31%    --           0.64%       0.37%    --

Net investment
 income..........       5.68%      6.52%      6.25%       6.54%      7.64%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 thousands.......   $186,442   $107,699    $42,252     $33,178    $29,818

Portfolio
 turnover rate...         58%        55%        67%         64%        74%

---------------------

 + Calculated based on the net asset value as of the last business day of the period.
(1) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 0.88% and 5.11%, respectively, for the year ended April 30, 1999; 1.10% and 5.42%, respectively, for the year ended April 30, 1998; 1.30% and 5.59%, respectively, for the year ended April 30, 1997; 1.29% and 5.61%, respectively, for the year ended April 30, 1996; and 1.08% and 6.56%, respectively, for the year ended April 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Short-Term Bond Fund (the "Fund"), formerly Dean Witter Short-Term Bond Fund, at April 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JUNE 9, 1999

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


MORGAN STANLEY DEAN WITTER SHORT-TERM BOND FUND


[GRAPHIC]


ANNUAL REPORT
APRIL 30, 1999